[Front Cover]

                              [logo: Colonial flag]


                                 Colonial Small
                                   Stock Fund

                                Semiannual Report
                                December 31, 1996



     [photo: Sailboat racing through sparkling water, sails full of wind.]


                       ---------------------------------
                       Not FDIC-       May lose value
                       Insured         No bank guarantee
                       ---------------------------------

                      Colonial Small Stock Fund Highlights
                        July 1, 1996 - December 31, 1996

Investment Objective: Colonial Small Stock Fund seeks long-term growth by investing primarily in smaller capitalization equities.

The Fund is Designed to Offer:

      [check-mark] Diversification

      [check-mark] Dynamic investment opportunities

      [check-mark] Disciplined investment strategy

Portfolio Manager Commentary: "Despite a correction in small stock prices in July, the market's rebound and investors' preference for value-oriented small stocks during the second half of the period provided the Fund with a positive investment environment. We believe that small cap stocks are currently undervalued and present a compelling long-term investment opportunity."

                                                   - James Haynie & Michael Rega


                     Colonial Small Stock Fund Performance

                                           Class A*   Class B      Class D
  Inception dates                          7/25/86    11/9/92      1/15/96
--------------------------------------------------------------------------------
  6-month total returns, assuming            7.26%      6.88%        6.91%
  reinvestment of all distributions
  and no sales charge or contingent
  deferred sales charge (CDSC)
--------------------------------------------------------------------------------
  Net asset value per share on 12/31/96    $27.43     $26.57       $27.25

*Formerly Colonial Small Stock Index Trust.  Name and objective changed 11/2/92.

  Top Five Holdings**                       Top Five Sectors**
  (as of 12/31/96)                          (as of 12/31/96)

  1. Universal Health                       1. Technology .............. 18.8%
     Services, Inc. ..........  2.1%        2. Financials .............. 16.8%
  2. Fremont General Corp. ...  2.0%        3. Consumer Cyclicals ...... 14.2%
  3. Advanced Technology                    4. Health Care ............. 10.8%
     Laboratories, Inc. ......  1.9%        5. Capital Goods ...........  6.7%
  4. Alex Brown, Inc. ........  1.8%
  5. Conseco, Inc. ...........  1.7%

**Because the Fund is actively managed, holdings and sectors will change.
  Holding and sector weightings are calculated as a percent of total net assets. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                              President's Message
                              To Fund Shareholders
                                                       [photo: Harold W. Cogger]

I am pleased to present your Fund's semiannual report for the six months ended December 31, 1996. This report reflects on the investment environment of the past six months and on the performance of your Fund.

Long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support enabled municipal bonds to outperform Treasury bonds for much of the period. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed in 1996, until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.


Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
    President
    February 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                          Portfolio Management Report

James Haynie is portfolio co-manager of Colonial Small Stock Fund and vice president of Colonial Management Associates, Inc. Michael Rega is the Fund's portfolio co-manager and vice president of Colonial Management Associates, Inc.

Q.  What was your investment strategy during the past six months?

A. The Fund maintained its focus on value-oriented, small capitalization stocks. We sought to identify stocks that reflected above average earnings potential at reasonable prices. The Fund remained diversified across all sectors of the small-cap universe in its efforts to replace fully valued stocks with those characterized by greater potential for price appreciation. Because this strategy's value lies in stock selection rather than in placing sector bets, the Fund can be protected from negative performance that may result from poor returns generated by a specific sector.

Q.  What was the investment environment for small stocks during the period?

A. In general, the equity market enjoyed favorable conditions during the period, with several stock indexes setting records. However, small stocks experienced a correction in July, with the NASDAQ posting its largest one-day decline since 1987. This event was driven primarily by investor perceptions of growth-oriented small stocks' inability to sustain their earnings momentum. This skeptical view was due in part to a five-month period of rising long-term interest rates and the recognition of their potential negative effect on companies' profitability and earnings. Subsequent to this correction, the small company universe shifted to value-oriented from growth-oriented stocks. The Fund's investment strategy positioned it to benefit from the market's style rotation to value-oriented small stocks.

Q.  How did the Fund perform during the second half of 1996?

A. The Fund outperformed the Russell 2000 Index, an unmanaged index that tracks the performance of small company stocks traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The total return for Class A shares for six months, based on net asset value, was 7.26% while the Russell 2000 Index posted a total return of 5.57%. While both the Fund and the Russell 2000 Index have a value orientation, the Fund was able to outperform the Index by virtue of its superior stock selection across a number of industries during the period.

Q.  What investments contributed to performance?

A. The Fund benefited from investments in the financial, retail and energy sectors during the period. Financial holdings, such as The Money Store, Fremont General and American Travellers, did well as a result of an improved interest rate environment during the second half of 1996, enabling these companies to continue producing solid earnings growth. In the retail industry, the Fund's investment in Ross Stores performed well. This California-based discount retail chain posted strong results through year end, even as many retailers announced lower than expected holiday sales. The chain benefited from a low unit pricing concept combined with improved economic activity in the California market. The energy sector provided shareholders with attractive returns as well, with oil and gas exploration stocks such as Pride Petroleum and Parker & Parsley profiting from both short- and long-term trends. In the short term, higher oil prices during 1996 provided these companies with a financial windfall. Over the longer term, these stocks are expected to benefit from increased global energy demand resulting, in part, from the industrialization of China, the Pacific Rim and eastern Europe.

Q.  What is your outlook for 1997?

A. We are cautiously optimistic because we believe that interest rates will be the dominant determinant of equity market performance over the next six months. We anticipate moderate economic growth and continued low levels of inflation, and therefore, we see no reason to expect a spike in interest rates that would be negative for the stock market. Small cap stocks should perform well in a moderating economy. These small companies typically have a more focused product base and are more nimble in bringing new products to market than larger companies. This enables them to generate relatively better earnings growth in a slower economic environment.

On March 3, 1997, the fund's name will be changed to cOlonial Small Cap Value Fund to better reflect the Fund's value-oriented management style. There will be no change to the Fund's objective or to the investment discipline that has generated attractive returns to date.


  Colonial Small Stock Fund Investment Performance vs. The Russell 2000 Index

              Change in Value of $10,000 from 12/31/86 to 12/31/96
                    Based on NAV and MOP for Class A Shares

--------------------------------MOUNTAIN CHART---------------------------------
              Colonial Small Stock Fund Investment Performance vs.
                             The Russell 2000 Index
              Change in Value of $10,000 from 12/31/86 to 12/31/96
                     Based on NAV and MOP for Class A Shares

               CSSF Date          NAV          MOP      Russell 2000
               ---------          ---          ---      ------------
               Dec 31, 86        10000         9425        10000
               Mar 31, 87        12172        11473        12421
               Jun 30, 87        12155        11455        12333
               Sep 30, 87        12858        12119        12855
               Dec 31, 87         8924         8411         9120
               Mar 31, 88        10896        10269        10861
               Jun 30, 88        11890        11207        11580
               Sep 30, 88        11624        10956        11474
               Dec 31, 88        11355        10702        11402
               Mar 31, 89        12588        11799        12281
               Jun 30, 89        12850        12111        13063
               Sep 30, 89        13315        12549        13942
               Dec 31, 89        12694        11964        13256
               Mar 31, 90        12551        11829        12958
               Jun 30, 90        12912        12170        13450
               Sep 30, 90         9884         9316        10159
               Dec 31, 90         9691         9134        10674
               Mar 31, 91        11618        10950        13848
               Jun 30, 91        11060        10424        13628
               Sep 30, 91        11385        10731        14743
               Dec 31, 91        11529        10866        15589
               Mar 31, 92        13488        12713        16756
               Jun 30, 92        11787        11110        15069
               Sep 30, 92        11873        11190        16059
               Dec 31, 92        13909        13109        18458
               Mar 31, 93        15152        14281        19247
               Jun 30, 93        15161        14290        19669
               Sep 30, 93        15993        15073        21389
               Dec 31, 93        16528        15578        21943
               Mar 31, 94        16719        15758        21359
               Jun 30, 94        15936        15019        20523
               Sep 30, 94        17389        16389        21949
               Dec 31, 94        17570        16560        21543
               Mar 31, 95        18918        17830        22538
               Jun 30, 95        21279        20056        24651
               Sep 30, 95        24510        23101        27085
               Dec 31, 95        24167        22778        27672
               Mar 31, 96        25889        24401        29084
               Jun 30, 96        26665        25131        30539
               Sep 30, 96        27269        25701        30643
               Dec 31, 96        28602        26957        32237
--------------------------------------------------------------------------------

A $10,000 investment in Class B shares made on November 9, 1992, (inception) at net asset value (NAV) would have been valued at $22,327 on December 31, 1996. A $10,000 investment in Class B shares made on November 9, 1992, (inception) at the maximum contingent deferred sales charges (CDSC) would have grown to $22,127 on December 31, 1996. A $10,000 investment in Class D shares made on January 15, 1996 (inception), at NAV would have been valued at $12,516 on December 31, 1996. The same investment after deducting the applicable CDSC would have grown to $12,291 on December 31, 1996. The Russell 2000 Index is an unmanaged index that tracks the performance of small capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed.

                          Average Annual Total Returns
               As of December 31, 1996 (Most Recent Quarter End)

                       Class A Shares    Class B Shares     Class D Shares
                    Inception 7/25/86*  Inception 11/9/92  Inception 1/15/96
                                                                     MOP
                       NAV     MOP        NAV   w/CDSC     NAV      w/CDSC
--------------------------------------------------------------------------------
1 year                18.35%  11.54%    17.50%  12.50%     --        --
--------------------------------------------------------------------------------
5 years               19.93%  18.52%       --      --      --        --
--------------------------------------------------------------------------------
Since inception        9.91%   9.29%    21.37%  21.10%    25.16%**  22.91%**
--------------------------------------------------------------------------------
Since chg in policy   22.53%  20.80%       --      --      --        --
--------------------------------------------------------------------------------

 *Name and objective changed 11/2/92.
**Cumulative  since inception.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. MOP returns include the maximum sales charge for Class A shares of 5.75%. The maximum CDSC for Class B shares is 5% for 1-year and 2% since inception and 1% for Class D shares since inception.

                              INVESTMENT PORTFOLIO
                   DECEMBER 31, 1996 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 90.4%                                        SHARES        VALUE
 ................................................................................
CONSTRUCTION - 1.4%
 Building Construction
 Beazer Homes USA, Inc. (a)                                      30       $  555
 Continental Homes Holding Corp.                                 60        1,275
 Toll Brothers, Inc. (a)                                         87        1,697
                                                                          ------
                                                                           3,527
                                                                          ------

 ................................................................................
FINANCE, INSURANCE & REAL ESTATE - 16.5%
 Depository Institutions - 3.4%
 CCB Financial Corp.                                             17        1,160
 MAF Bancorp, Inc.                                               40        1,390
 ONBANCorp., Inc.                                                30        1,114
 Peoples Heritage Financial Group, Inc.                          13          362
 Riggs National Corp.                                            54          923
 TCF Financial Corp.                                             30        1,305
 Zions Bancorporation                                            19        1,976
                                                                          ------
                                                                           8,230
                                                                          ------

 Insurance Carriers - 9.8%
 American Bankers Insurance Group, Inc.                          42        2,147
 Arbatax International, Inc. (a)                                 40          272
 Capital RE Corp.                                                17          769
 Conseco, Inc.                                                   64        4,059
 Enhance Financial Services Group, Inc.                          62        2,270
 Fremont General Corp.                                          155        4,805
 Horace Mann Educators Corp.                                     25        1,009
 Orion Capital Corp.                                             20        1,223
 Penncorp Financial Group, Inc.                                 110        3,960
 US Facilities Corp.                                             40          785
 Vesta Insurance Group, Inc.                                     83        2,601
                                                                          ------
                                                                          23,900
                                                                          ------

 Nondepository Credit Institutions - 1.5%
 Aames Financial Corp.                                           20          717
 Imperial Credit Industries, Inc. (a)                            64        1,340
 Olympic Financial Ltd. (a)                                      32          453
 The Money Store, Inc.                                           46        1,267
                                                                          ------
                                                                           3,777
                                                                          ------

            Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
 Security Brokers & Dealers - 1.8%
 Alex Brown, Inc.                                                 61     $ 4,437
                                                                         -------
 ................................................................................
MANUFACTURING - 30.9%
 Apparel - 0.6%
 Nautica Enterprises, Inc. (a)                                    62       1,565
                                                                         -------

 Chemicals & Allied Products - 0.5%
 ICN Pharmaceuticals, Inc. (a)                                    70       1,364
                                                                         -------

 Electronic & Electrical Equipment - 7.1%
 Alliance Semiconductor Corp. (a)                                 10          71
 Altron, Inc. (a)                                                 38         787
 Checkpoint Systems, Inc. (a)                                     50       1,237
 Chips & Technologies, Inc. (a)                                   50         913
 Computer Products, Inc. (a)                                      65       1,268
 Digital Systems International, Inc. (a)                          50         800
 HADCO Corp. (a)                                                  58       2,820
 Harman International Industries, Inc.                            25       1,391
 Innovex, Inc.                                                    40       1,080
 Sanmina Corp. (a)                                                60       3,390
 Standard Motor Products, Inc.                                    27         368
 Technitrol, Inc.                                                 38       1,458
 U.S. Robotics, Inc. (a)                                          21       1,512
 Xicor, Inc. (a)                                                  19         196
                                                                         -------
                                                                          17,291
                                                                         -------

 Fabricated Metal - 0.6%
 BMC Industries, Inc.                                             51       1,600
                                                                         -------

 Food & Kindred Products - 0.3%
 Robert Mondavi Corp., Class A (a)                                20         730
                                                                         -------

 Furniture & Fixtures - 1.7%
 Bush Industries, Inc.                                            35         674
 Furniture Brands International, Inc. (a)                        100       1,397
 Herman Miller, Inc.                                              27       1,534
 LA-Z-Boy, Inc.                                                   16         472
                                                                         -------
                                                                           4,077
                                                                         -------

 Lumber & Wood Products - 0.2%
 Oakwood Homes Corp.                                              22         503
                                                                         -------

 Machinery & Computer Equipment - 3.0%
 Boca Research, Inc. (a)                                          45         467
 Camco International, Inc.                                        42       1,919
 Cascade Communications Corp. (a)                                 12         661

                         Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                           SHARES     VALUE
 ................................................................................
MANUFACTURING - CONT.
 Machinery & Computer Equipment - Cont.
 In Focus Systems, Inc. (a)                                        30   $   649
 Kaydon Corp.                                                      15       707
 Mylex Corp. (a)                                                   30       375
 Novellus Systems, Inc. (a)                                        20     1,084
 Toro Co.                                                          38     1,387
                                                                        -------
                                                                          7,249
                                                                        -------

 Measuring & Analyzing Instruments - 9.2%
 Advanced Technology Laboratories, Inc. (a)                       148     4,573
 Bio-Rad Laboratories, Inc.,
  Class A (a)                                                      46     1,380
 Coherent, Inc. (a)                                                50     2,113
 Credence Systems Corp. (a)                                        89     1,781
 Esterline Technologies Corp. (a)                                  79     2,053
 Invacare Corp.                                                    50     1,375
 Maxxim Medical, Inc. (a)                                          23       281
 Media General, Inc.
  Class A                                                          22       659
 Mentor Corp.                                                      45     1,328
 Nellcor Puritan Bennett, Inc. (a)                                 32       691
 Perceptron, Inc. (a)                                              30     1,028
 Quickturn Design Systems, Inc. (a)                                50     1,025
 Tracor, Inc. (a)                                                  25       531
 Ultratech Stepper, Inc. (a)                                       47     1,116
 VISX, Inc. (a)                                                    67     1,478
 Watkins-Johnson Co.                                               22       527
 Zygo Corp. (a)                                                    13       681
                                                                        -------
                                                                         22,620
                                                                        -------

 Miscellaneous Manufacturing - 0.1%
 K2, Inc.                                                           6       165
                                                                        -------

 Paper Products - 1.8%
 ACX Technologies, Inc. (a)                                        75     1,491
 Mercer International, Inc. (a)                                    90       922
 Paragon Trade Brands, Inc. (a)                                    66     1,971
                                                                        -------
                                                                          4,384
                                                                        -------

 Primary Metal - 3.6%
 Inland Steel Industries, Inc.                                    100     2,000
 Mueller Industries, Inc. (a)                                      30     1,155
 Oregon Metallurgical Corp.                                        10       329
 Precision Castparts Corp.                                         17       829
 Quanex Corp.                                                      35       958
 Texas Industries, Inc.                                            39     1,974

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------

 Titan Wheel International, Inc.                                     68   $  867
 Wolverine Tube, Inc. (a)                                            22      776
                                                                          ------
                                                                           8,888
                                                                          ------

 Printing & Publishing - 0.9%
 Day Runner, Inc. (a)                                               108    2,100
                                                                          ------

 Stone, Clay, Glass & Concrete - 0.7%
 Global Industrial Technologies, Inc. (a)                            72    1,593
                                                                          ------

 Transportation Equipment - 0.6%
 Orbital Sciences Corp. (a)                                          41      709
 Varlen Corp.                                                        39      798
                                                                          ------
                                                                           1,507
                                                                          ------

 ................................................................................
MINING & ENERGY - 3.0%
 Metal Mining - 1.0%
 Cleveland-Cliffs, Inc.                                              53    2,405
                                                                          ------

 Oil & Gas Extraction - 2.0%
 Parker and Parsley Petroleum                                        70    2,573
 Pride Petroleum Services, Inc. (a)                                 100    2,325
                                                                          ------
                                                                           4,898
                                                                          ------
 ................................................................................
RETAIL TRADE - 7.4%
 Apparel & Accessory Stores - 2.5%
 Claire's Stores, Inc.                                              141    1,838
 Finish Line, Inc., Class A (a)                                      20      423
 Ross Stores, Inc.                                                   60    3,000
 Wet Seal, Inc., Class A (a)                                         42      893
                                                                          ------
                                                                           6,154
                                                                          ------

 Food Stores - 0.2%
 Ruddick Corp.                                                       32      448
                                                                          ------

 General Merchandise Stores - 0.5%
 Neiman Marcus Group, Inc. (a)                                       20      510
 Waban, Inc. (a)                                                     29      754
                                                                          ------
                                                                           1,264
                                                                          ------

 Home Furnishings & Equipment - 1.5%
 CompUSA, Inc. (a)                                                  180    3,713
                                                                          ------

 Miscellaneous Retail - 1.5%
 Lewis Galoob Toys, Inc. (a)                                        177    2,478
 Tiffany & Co.                                                       30    1,099
                                                                          ------
                                                                           3,577
                                                                          ------

                         Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                          SHARES     VALUE
 ................................................................................
RETAIL TRADE - CONT.
 Restaurants - 1.2%
 Applebee's International, Inc.                                    60   $ 1,650
 CKE Restaurants, Inc.                                              2        58
 Foodmaker, Inc. (a)                                              150     1,331
                                                                        -------
                                                                          3,039
                                                                        -------

 ................................................................................
SERVICES - 17.2%
 Amusement & Recreation - 0.3%
 Anchor Gaming (a)                                                 19       745
                                                                        -------

 Auto Repair Services & Parking - 1.1%
 National Auto Credit, Inc. (a)                                    32       383
 PHH Corp. (a)                                                     55     2,369
                                                                        -------
                                                                          2,752
                                                                        -------

 Business Services - 9.0%
 Acxiom Corp. (a)                                                 129     3,091
 Computer Horizons Corp. (a)                                       37     1,428
 Computervision Corp. (a)                                          60       555
 Control Data Systems, Inc. (a)                                    74     1,628
 Interim Services, Inc. (a)                                        40     1,420
 Logicon, Inc.                                                     58     2,132
 McAfee Associates, Inc. (a)                                       31     1,353
 National Data Corp.                                               45     1,957
 Norrell Corp.                                                     50     1,363
 Robert Half International, Inc. (a)                               40     1,375
 SPSS, Inc. (a)                                                    30       836
 Sotheby's Holdings, Inc.                                         115     2,144
 Sterling Commerce, Inc. (a)                                       37     1,294
 Sterling Software, Inc. (a)                                       23       729
 Uniforce Temporary Personnel, Inc.                                30       615
                                                                        -------
                                                                         21,920
                                                                        -------

 English, Accounting, Research & Management - 0.5%
 Jacobs Engineering Group, Inc. (a)                                55     1,306
                                                                        -------

 Health Services - 5.8%
 Access Health, Inc. (a)                                           13       591
 Apria Healthcare Group, Inc. (a)                                  27       512
 Express Scripts, Inc. (a)                                         23       825
 Grancare, Inc. (a)                                               100     1,787
 Lincare Holdings, Inc. (a)                                        20       820
 Regency Health Services, Inc. (a)                                100       962
 Renal Treatment Centers, Inc. (a)                                 16       408
 Rotech Medical Corp. (a)                                         148     3,108
 Universal Health Services, Inc., Class B (a)                     178     5,087
                                                                        -------
                                                                         14,100
                                                                        -------

                         Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
 Motion Pictures - 0.5%
 Regal Cinemas, Inc. (a)                                            38   $1,153
                                                                         ------

 ................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 8.3%
 Air Transportation - 2.2%
 Airborne Freight Corp.                                            82    1,914
 Alaska Air Group,                                                 60    1,260
 Comair Holdings, Inc.                                             27      646
 Ogden Corp.                                                       86    1,609
                                                                        ------
                                                                         5,429
                                                                        ------

 Auto Dealers & Gas Stations - 0.2%
 Discount Auto Parts, Inc. (a)                                     20      468
                                                                        ------

 Communications - 0.8%
 Billing Information Concepts (a)                                  70    2,013
                                                                        ------

 Electric, Gas & Sanitary Services - 0.5%
 Newpark Resources, Inc. (a)                                       11      417
 Unit Corp. (a)                                                    71      697
                                                                        ------
                                                                         1,114
                                                                        ------

 Electric Services - 1.7%
 Commonwealth Energy System Cos                                    22      517
 Sierra Pacific Resources                                         100    2,875
 TNP Enterprises, Inc.                                             26      723
                                                                        ------
                                                                         4,115
                                                                        ------

 Gas Services - 1.4%
 Eastern Enterprises                                               40    1,415
 ONEOK, Inc.                                                       65    1,950
                                                                        ------
                                                                         3,365
                                                                        ------

 Motor Freight & Warehousing - 0.3%
 Consolidated Freightways Corp. (a)                                12      103
 Consolidated Freightways, Inc.                                    23      516
                                                                        ------
                                                                           619
                                                                        ------

 Transportation Services - 0.4%
 GATX Corp.                                                        22    1,067
                                                                        ------

 Water Transportation - 0.8%
 APL Ltd.                                                          80    1,890
                                                                        ------
 ................................................................................

                         Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES        VALUE
--------------------------------------------------------------------------------
WHOLESALE TRADE - 5.7%
 Durable Goods - 4.4%
 Bell Industries, Inc.                                          33    $     709
 Ethan Allen Interiors, Inc.                                    60        2,310
 Fisher Scientific International                                63        2,964
 Kent Electronics Corp. (a)                                     80        2,060
 Marshall Industries (a)                                        22          674
 Physician Sales & Service, Inc. (a)                            55          792
 Wyle Electronics Co.                                           32        1,280
                                                                      ---------
                                                                         10,789
                                                                      ---------

 Nondurable Goods - 1.3%
 Cardinal Health, Inc.                                          21        1,231
 Universal Corp.                                                60        1,928
                                                                      ---------
                                                                          3,159
                                                                      ---------

TOTAL INVESTMENTS (cost of $177,910)(b)                                 221,009
                                                                      ---------

SHORT-TERM OBLIGATIONS - 9.9%                                  PAR
--------------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers, Inc.,
dated 12/31/96, due 01/02/97 at 6.900%
collateralized by U.S. Treasury notes with
various maturities to 2022, market
value $24,449 (repurchase proceeds $24,127)              $  24,118       24,118

OTHER ASSETS & LIABILITIES, NET - (0.3)%                                   (604)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $ 244,523
NOTES TO INVESTMENT PORTFOLIO:                                        =========
--------------------------------------------------------------------------------
 (a) Non-incoming producing
 (b) Cost for federal income tax purposes is $177,917

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          DECEMBER 31, 1996 (UNAUDITED)
(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $177,910)                                 $221,009
Short-term obligations                                                 24,118
                                                                     --------
                                                                      245,127
Receivable for:
  Fund shares sold                                       $  833
  Dividends                                                 135
  Interest                                                    5
Other                                                        50         1,023
                                                       --------      --------
    Total Assets                                                      246,150

LIABILITIES
Payable for:
  Fund shares repurchased                                 1,602
Accrued:
  Transfer Agent fees                                        20
  Deferred Trustees fees                                      2
Other                                                         3
                                                          -----
    Total Liabilities                                                   1,627
                                                                     --------

NET ASSETS                                                           $244,523
                                                                     ========
Net asset value & redemption price per share - Class A
($106,470/3,881)                                                     $  27.43
                                                                     ========

Maximum offering price per share - Class A
($27.43/0.9425)                                                      $  29.10(a)
                                                                     ========

Net asset value & offering price per share - Class B
($129,436/4,871)                                                     $  26.57(b)
                                                                     ========

Net asset value & redemption price per share - Class D
($4,714/173)                                                         $  27.25(b)
                                                                     ========

Maximum offering price per share - Class D
($27.25/0.9900)                                                      $  27.53
                                                                     ========

Net asset value, offering and redemption
 price per share - Class Z ($3,903/142)                              $  27.55
                                                                     ========


COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 200,511
Accumulated net investment loss                                         (421)
Accumulated net realized gains                                         1,334
Net unrealized appreciation                                           43,099
                                                                   ----------
                                                                   $ 244,523
                                                                   ==========
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                           $    728
Interest                                                                 630
                                                                    --------
                                                                       1,358

EXPENSES
Management fee                                          $    631
Service fee - Class A, Class B, Class D                      259
Distribution fee - Class B                                   416
Distribution fee - Class D                                    13
Transfer agent                                               325
Bookkeeping fee                                               42
Trustees fee                                                  10
Custodian fee                                                  5
Audit fee                                                     15
Legal fee                                                      6
Registration fee                                              38
Reports to shareholders                                        8
Other                                                         11       1,779
                                                        --------    --------
       Net Investment Loss                                             (421)
                                                                    --------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                      6,607
Net unrealized appreciation                                           10,458
                                                                    --------
       Net Gain                                                       17,065
                                                                    --------

Net Increase in Net Assets from Operations                          $ 16,644
                                                                    ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                              (Unaudited)
                                           Six months ended        Year ended
(in thousands)                                December 31            June 30
                                              ---------            ---------
INCREASE (DECREASE) IN NET ASSETS                1996                 1996
Operations:
Net investment loss                           $    (421)           $    (246)
Net realized gain                                 6,607                6,194
Net unrealized appreciation                      10,458               16,571
                                              ---------            ---------
    Net Increase from Operations                 16,644               22,519
Distributions:
From net realized gains - Class A                (3,482)              (2,786)
From net realized gains - Class B                (4,515)              (2,652)
From net realized gains - Class D                  (160)                --
From net realized gains - Class Z                  (133)                (127)
                                              ---------            ---------
                                                  8,354               16,954
                                              ---------            ---------
Fund Share Transactions (a):
Receipts for shares sold - Class A              170,288              181,243
Value of distributions reinvested - Class A       3,097                2,440
Cost of shares repurchased - Class A           (161,354)            (143,861)
                                              ---------            ---------
                                                 12,031               39,822
                                              ---------            ---------
Receipts for shares sold - Class B               45,823               85,137
Value of distributions reinvested - Class B       4,261                2,027
Cost of shares repurchased - Class B            (20,357)             (27,703)
                                              ---------            ---------
                                                 29,727               59,461
                                              ---------            ---------
Receipts for shares sold - Class D                3,230                2,803
Value of distributions reinvested - Class D         127                 --
Cost of shares repurchased - Class D             (1,384)                (186)
                                              ---------            ---------
                                                  1,973                2,617
                                              ---------            ---------
Receipts for shares sold - Class Z                  230                3,511
Value of distributions reinvested - Class Z         133                  127
Cost of shares repurchased - Class Z               (208)                (328)
                                              ---------            ---------
                                                    155                3,310
                                              ---------            ---------
    Net Increase from Fund Share
      Transactions                               43,886              105,210
                                              ---------            ---------
        Total Increase                           52,240              122,164
NET ASSETS
Beginning of period                             192,283               70,119
                                              ---------            ---------
End of period (including net investment
  losses of $421 and none,
  respectively)                               $ 244,523            $ 192,283
                                              =========            =========

(a) Class Z shares were initially offered on July 31, 1995 and Class D shares were initially offered on January 15, 1996.

Continued on next page.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (continued)
                                              (Unaudited)
                                            Six months ended    Year ended
                                               December 31       June 30
                                                ------            ------
                                                  1996              1996
NUMBER OF FUND SHARES (a)
Sold - Class A                                   6,444             7,161
Issued for distributions reinvested - Class A      112               101
Repurchased - Class A                           (6,070)           (5,693)
                                                ------            ------
                                                   486             1,569
                                                ------            ------
Sold - Class B                                   1,787             3,410
Issued for distributions reinvested - Class B      159                86
Repurchased - Class B                             (807)           (1,113)
                                                ------            ------
                                                 1,139             2,383
                                                ------            ------
Sold - Class D                                     123               105
Issued for distributions reinvested - Class D        4              --
Repurchased - Class D                              (52)               (7)
                                                ------            ------
                                                    75                98
                                                ------            ------
Sold - Class Z                                       9               144
Issued for distributions reinvested - Class Z        5                 5
Repurchased - Class Z                               (8)              (13)
                                                ------            ------
                                                     6               136
                                                ------            ------



(a) Class Z shares were initially offered on July 31, 1995 and Class D shares were initially offered on January 15, 1996.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 (UNAUDITED)

   NOTE 1. INTERIM FINANCIAL STATEMENTS
   .............................................................................
   In the opinion of management of Colonial Small Stock Fund (the Fund), a series of Colonial Trust VI, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

   NOTE 2.  ACCOUNTING POLICIES
   .............................................................................
   Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class D and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares, please refer to a prospectus.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

   Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

   Security transactions are accounted for on the date the securities are purchased, sold or mature.

   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/December 31, 1996
   -----------------------------------------------------------------------------
   NOTE 2. ACCOUNTING POLICIES - CONT.
   .............................................................................
   Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class D service fee and Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B, and Class D net investment income per share data reflects the service fee applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

   Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class D shares and by the distribution fee applicable to Class B and Class D shares only.

   Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

   The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

   NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
   .............................................................................
   Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

   Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

   Transfer agent: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives

                 Notes to Financial Statements/December 31, 1996
   -----------------------------------------------------------------------------
   reimbursement for certain out of pocket expenses.

   Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended December 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $47,128 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $104,789 and $4,107, on Class B and Class D share redemptions, respectively.

   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B and Class D, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class D shares, respectively.

   The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

   Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

   The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   NOTE 4.  PORTFOLIO INFORMATION
   .............................................................................
   Investment activity: During the six months ended December 31, 1996, purchases and sales of investments, other than short-term obligations, were $77,334,483 and $38,168,199, respectively.

   Unrealized appreciation (depreciation) at December 31, 1996, based on cost of investments for federal income tax purposes was:

              Gross unrealized appreciation    $ 53,465,390
              Gross unrealized depreciation     (10,373,508)
                                                -----------
                  Net unrealized appreciation  $ 43,091,882
                                                ===========

   Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   NOTE 5.  LINE OF CREDIT
   .............................................................................
   The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 1996.

                            FINANCIAL HIGHLIGHTS (a)
   Selected data for a share of each class outstanding throughout each period are as follows:

                                                                   (unaudited)
                                                           Six months ended December 31
                                               ----------------------------------------------------------------
                                                                         1996
                                               Class A          Class B            Class D           Class Z
                                               -------          -------            -------           -------
Net asset value -
  Beginning of period                          $ 26.480         $25.770            $26.400            $26.550
                                               ---------       ---------           --------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                   --             (0.097)            (0.100)             0.033
Net realized and
unrealized gain                                   1.930           1.877              1.930              1.947
                                               ---------       ---------           --------        -----------
   Total from Investment
      Operations                                  1.930           1.780              1.830              1.980
                                               ---------       ---------           --------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
  gains                                          (0.980)         (0.980)            (0.980)            (0.980)
                                               ---------       ---------           --------        -----------
Net asset value -
   End of period                               $ 27.430         $26.570            $27.250            $27.550
                                               =========       =========           ========        ===========
Total return (b)                                   7.26%(c)        6.88%(c)           6.91%(c)           7.43%(c)
                                               =========       =========           ========        ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.28%(d)(e)     2.03%(d)(e)        2.03%(d)(e)        1.03%(d)(e)
Net investment
  income (loss)                                    0.01%(d)(e)    (0.74)%(d)(e)      (0.74)%(d)(e)       0.26%(d)(e)
Portfolio turnover                                   41%(e)          41%(e)             41%(e)             41%(e)
Average commission
  rate (f)                                     $ 0.0361         $0.0361            $0.0361            $0.0361
Net assets at end
of period (000)                                $106,470        $129,436             $4,714             $3,903

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Not annualized

(d) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g) Class D shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.

(h) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.

(i) Includes distribution from Advo, Inc., which amounted to $0.047 per share.


                               Year ended June 30
---------------------------------------------------------------------------------------------
                                1996                                          1995
Class A          Class B         Class D(g)        Class Z(h)       Class A        Class B
----------      ------------    -----------       -----------      -----------    -----------
$ 22.260         $21.840         $22.550           $24.790          $16.670        $16.470
----------      ------------    -----------       -----------      -----------    -----------

   0.036(i)       (0.147)(i)      (0.072)(i)         0.096(i)         0.002         (0.139)

   5.479           5.372           3.922             2.959            5.588          5.509
----------      ------------    -----------       -----------      -----------    -----------

   5.515           5.225           3.850             3.055            5.590          5.370
----------      ------------    -----------       -----------      -----------    -----------


  (1.295)         (1.295)            --             (1.295)             --             --
----------      ------------    -----------       -----------      -----------    -----------

$ 26.480         $25.770         $26.400           $26.550          $22.260        $21.840
==========      ============    ===========       ===========      ===========    ===========
   25.31%          24.44%          17.07%(c)         12.81%(c)        33.53%         32.60%
==========      ============    ===========       ===========      ===========    ===========


   1.38%(d)         2.13%(d)       2.15%(d)(e)       1.13%(d)(e)       1.45%          2.20%

   0.15%(d)        (0.60%)(d)     (0.54)%(d)(e)      0.41%(d)(e)       0.01%         (0.74)%
     46%              46%            46%               46%               64%            64%

$0.0439          $0.0439        $0.0439           $0.0439               --             --

$89,924          $96,158        $ 2,585            $3,616           $40,661        $29,458

                                                                         Year ended June 30
                                                -------------------------------------------------------------------
                                                       1994                          1993                  1992
                                                Class A       Class B       Class A        Class B(b)    Class A
                                                -------      ----------     --------      ----------    -----------
Net asset value -
  Beginning of period                           $15.860      $15.790        $12.330        $13.010        $11.570
                                                ========   ==========      ==========     ==========    ===========
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  loss                                           (0.047)      (0.176)        (0.083)        (0.100)        (0.127)
Net realized and
  unrealized gain                                 0.857        0.856          3.613          2.880          0.887
                                                --------   ----------     -----------     ----------    -----------
   Total from Investment
      Operations                                  0.810        0.680          3.530          2.780          0.760
                                                --------   ----------     -----------     ----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
  gains                                             --           --            --             --             --
                                                --------   ----------     -----------     ----------    -----------
Net asset value -
   End of period                                $16.670      $16.470        $15.860        $15.790        $12.330
                                                ========   ==========      ==========     ==========    ===========
Total return (c)                                   5.11%        4.31%         28.63%         21.73%(d)       6.57%
                                                ========   ==========      ==========     ==========    ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.56%        2.31%          1.88%          2.63%(e)       2.13%
Interest expense                                    --          --             0.01%          0.01%          0.06%
Net investment
  income (loss)                                   (0.27)%      (1.02)%        (0.60)%        (1.35)(e)      (0.91)%
Portfolio turnover                                   35%          35%            29%            29%          --
Net assets at end
  of period (000)                               $24,760       $8,489        $23,716         $1,665        $22,002

(a) Per share data was calculated using average shares outstanding during the period.

(b) Class B shares were initially offered on November 9, 1992. Per share data reflects activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Not annualized

(e) Annualized.

                                                           Year ended June 30
                                                   ---------------------------------------
                                                           1993                  1992
                                                   Class A       Class B(b)     Class A
                                                   --------     ----------     -----------
Net asset value -
  Beginning of period                              $12.330      $13.010         $11.570
                                                   ========     ==========     ===========
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  loss                                              (0.083)      (0.100)         (0.127)
Net realized and
  unrealized gain                                    3.613        2.880           0.887
                                                   --------     ----------     -----------
   Total from Investment
      Operations                                     3.530        2.780           0.760
                                                   --------     ----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
  gains                                                 --          --              --
                                                   --------     ----------     -----------
Net asset value -
   End of period                                   $15.860      $15.790         $12.330
                                                   ========     ==========     ===========
Total return (c)                                     28.63%       21.73(d)         6.57%
                                                   ========     ==========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.88%        2.63%(e)        2.13%
Interest expense                                      0.01%        0.01%           0.06%
Net investment
  loss                                               (0.60)%      (1.35)(e)%      (0.91)%
Portfolio turnover                                      29%          29%           --
Net assets at end
of period (000)                                    $23,716       $1,665         $22,002

(a) Per share data was calculated using average shares outstanding during the period.

(b) Class B shares were initially offered on November 9, 1992. Per share data reflects activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Not annualized.

(e) Annualized.

                    Important Information About This Report

The Transfer Agent for Colonial Small Stock Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Small Stock Fund mails one shareholder report to each shareholder add ress. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Small Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Back cover]

[logo: Colonial flag] Colonial
                      Mutual Funds

                      Mutual Funds for
                      Planned Portfolios


                                    Trustees
Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

        Colonial Investment Services, Inc., Distributor Copy Rights 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            SS-03/190D-1296 M (2/97)